VEC Vertex Employee FAQ 1. What can you tell me about Vertex? • Vertex operates in over 125 locations worldwide and its offerings include all levels of aviation maintenance, worldwide contractor logistics support, systems engineering and integration, specialized onsite mission execution, high consequence training programs for defense and commercial clients, and integrated supply-chain solutions. • In addition, Vertex recently combined with Raytheon’s Defense Training and Mission Critical Solutions businesses, which expanded its technology solutions and services across training, mission support, and engineering and modernization. • Beyond its impressive scale and service capabilities, Vertex’s values are similar to our own, and they share our mission-oriented foundation and cultural alignment. • We are confident that Vertex will be a strong partner for Vectrus and our employees. 2. Who is American Industrial Partners? What is their role in the transaction? • American Industrial Partners (AIP) is a private investment firm focused on buying and improving industrial businesses with operations in the United States and Canada. AIP acquired Vertex in 2018. • In connection with this transaction, Vertex shareholders will own ~62% of the combined company. • We view their support and investment as strong belief in the combination and the upside potential of the combined company. 3. What does this mean for employees? Will this announcement have an impact on day- to-day operations at Vectrus? • Together with Vertex, we are positioning our company for the future. • We are bringing together two companies that will offer significantly expanded technology and service capabilities, delivering a comprehensive suite of integrated solutions and critical service offerings to support national security readiness and modernization initiatives around the world. • This highly strategic transaction builds on our accomplishments over the last several years and significantly accelerates our ability to deliver converged solutions while providing enhanced value for our shareholders and other stakeholders. • Until the closing of the transaction, Vectrus and Vertex will continue to operate as separate companies and we expect no impact on our day-to-day operations. 4. Will Vectrus’s strategy change under new ownership? • This highly strategic transaction builds on our accomplishments over the last several years and significantly accelerates our ability to deliver converged solutions while providing enhanced value for all our stakeholders. • With increased scale and meaningful synergies, the combined company will be more competitive in the national security environment while enhancing the delivery of services to our federal clients. • We look forward to combining the strengths of our businesses and teams to build upon both companies’ proud track records of providing critical mission support for our clients' toughest operational challenges. 5. How do the cultures of the two companies compare? • The two companies share mission-oriented foundations and cultural alignment. Exhibit 99.2

• We look forward to combining the strengths of our businesses and teams to build upon both companies’ proud track records of providing critical mission support for our clients’ toughest operational challenges. 6. Should employees expect any changes to compensation or benefits? • Until the transaction closes, Vectrus and Vertex will continue to operate as separate companies. • We do not expect changes to Vectrus employee compensation or benefits as a result of this transaction. 7. Will there be changes to leadership? Other operations? Will my reporting structure change? • We expect the transaction to close in the third quarter of 2022, and until then, Vectrus and Vertex will continue to operate as separate companies. • Upon close of the transaction, Chuck Prow, Vectrus CEO, will serve as CEO of the combined company, and Susan Lynch, Vectrus CFO, will serve as CFO. • The combined company will be headquartered in Northern Virginia. • There are still many decisions to be made. We look forward to combining the strengths of our businesses and teams to build upon both companies’ proud track records of providing critical mission support for our clients’ toughest operational challenges. • We are committed to conducting a thoughtful integration planning process and will continue to keep you updated. 8. What are the companies’ plans for combining operations? Can I begin to collaborate with Vertex employees? • Until the transaction closes, Vectrus and Vertex will continue to operate as separate companies. • Importantly, you should not reach out to anyone at Vertex regarding company business matters unless you are specifically instructed to do so. That includes sharing any confidential or sensitive information. • We will be forming an integration team with leaders from both companies to develop a detailed and thoughtful plan and make the post-closing transition as seamless as possible. We will keep you informed as we move forward. 9. Will this transaction result in layoffs or changes to the Vectrus workforce? • This transaction is about growth and becoming more competitive in the current contracting environment. • While there are still many decisions to be made as part of the integration planning process, we expect employees will benefit from expanded career opportunities as part of a larger organization. • We will take a thoughtful approach to determine how to best bring our companies and people together. We have nothing to announce today. 10. What happens to the Vectrus name and brand? • The combined company will introduce a new name post-closing and will maintain its listing on the NYSE. 11. When will the transaction close? What needs to happen before then?

• The transaction is expected to close in the third quarter of 2022, subject to satisfaction of customary closing conditions, including receipt of regulatory and Vectrus shareholder approvals. • During this time, all of us should remain focused on our responsibilities and our mission. 12. What should I say if I am asked about this announcement by members of the media or other third parties? • Please forward all media inquiries to Mike Smith at Michael.Smith@vectrus.com. 13. Who can I contact if I have more questions? • We will keep you informed regarding our progress toward closing and integration planning. • If you have additional questions, please reach out to your manager. FORWARD-LOOKING STATEMENTS Certain material presented in this communication includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, Vectrus may be unable to obtain shareholder approval as required for the Transaction; conditions to the closing of the Transaction may not be satisfied; the possibility that anticipated benefits of the Transaction may not be realized or may take longer to realize than expected; the possibility that costs related to Vectrus's integration of Vertex’s operations may be greater than expected and/or that revenues following the Transaction may be lower than expected; Vectrus’s business may suffer as a result of uncertainty surrounding the Transaction and disruption of management’s attention due to the Transaction; the outcome of any legal proceedings that arise that are related to the Transaction; Vectrus may be adversely affected by other economic, business, and/or competitive factors; the risk that Vectrus may be unable to obtain governmental and regulatory approvals required for the Transaction, or that required governmental and regulatory approvals may delay the Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Transaction or cause the parties to abandon the Transaction; the impact of legislative, regulatory, competitive and technological changes; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the effect of the Transaction on the ability of Vectrus to retain and maintain relationships with both Vectrus’s and Vertex’s customers, including the U.S. Government; other risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; responses from customers and competitors to the Transaction; the risk that the integration of Vertex may distract management from other important matters; results from the Transaction may be different than those anticipated; statements about Vectrus’s 2022 performance outlook, five-year growth plan, revenue, DSO, contract opportunities, the impacts of COVID-19, and any discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," "goal" or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Additional Information and Where to Find It In connection with the Transaction, Vectrus plans to file with the SEC and mail or otherwise provide to its shareholders a proxy statement/prospectus regarding the Transaction. BEFORE MAKING ANY VOTING DECISION, VECTRUS’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY VECTRUS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the proxy and other documents containing important information about Vectrus and Vertex, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Vectrus makes available free of charge at www.vectrus.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC. Participants in Solicitation Vectrus, its directors and certain of its respective executive officers may be considered participants in the solicitation of proxies in connection with the Transaction. Information about the directors and executive officers of Vectrus is set forth in Vectrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 2, 2021, and its definitive proxy statement for the 2021 annual meeting of shareholders, which was filed with the SEC on March 23, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K. To the extent the holdings of securities of Vectrus by Vectrus’s directors and executive officers have changed since the amounts set forth in Vectrus’s proxy statement for its 2021 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the Transaction will be included in the proxy statement/prospectus relating to the Transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the definitive proxy statement regarding the acquisition described above.